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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)  February 22, 2005

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.


     On February 22, 2005, the Board approved the grant of options under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan") (filed as exhibit 10.2 to MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004) to certain employees of the Company, including the executive officers of the Company set forth below, subject to the terms of the 2005 Stock Plan and the stock option agreement, the form of which was approved by the Board in September 2004 and is attached hereto as exhibit
10.1 and incorporated herein by reference. The grant of options is effective on April 15, 2005 and subject to (i) the employment of the executive officer by the Company or an affiliate of the Company on April 15, 2005, and (ii) the execution by the Company and the executive officer of the stock option agreement on or after April 15, 2005. The exercise price of the options shall be the closing price of the Company's common stock on the New York Stock Exchange on April 15, 2005.

     At the same meeting, the Board also approved the grant of performance shares under the 2005 Stock Plan to certain employees of the Company, including the executive officers of the Company set forth below, subject to the terms of the 2005 Stock Plan and the performance share agreement, the form of which was approved by the Board in September 2004 and is attached hereto as exhibit 10.2 and is incorporated herein by reference. The performance period applicable to these performance shares begins on January 1, 2005 and ends on December 31, 2007. The grant of performance shares is effective on April 15, 2005 and subject to (i) the employment of the officer by the Company or an affiliate of the Company on April 15, 2005, and (ii) the execution by the Company and the executive officer of the performance share agreement on or after April 15, 2005. Executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, who have been granted performance shares and/or stock options will file any reports required by Section 16 after such grants become effective.


       Executive Officer        Number of Options   Number of Performance Shares
       -----------------        -----------------   ----------------------------
Robert H. Benmosche                  400,000                  127,500
Chairman of the Board and Chief
Executive Officer

C. Robert Henrikson                   90,000                   30,000
President, U.S. Insurance and
Financial Services

Lisa M. Weber                         55,000                   25,000
President, Individual Business

Catherine A. Rein                     55,000                   18,000
Senior Executive Vice President
and Chief Administrative Officer

William J. Toppeta                    55,000                   25,000
President, International


Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) 10.1 Form of Management Stock Option Agreement under the
MetLife, Inc. 2005 Stock and Incentive Compensation Plan.

         10.2 Form of Management Performance Share Agreement under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date:  February 28, 2005



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number           Exhibit
-------          -------
10.1             Form of Management Stock Option Agreement under the
                 MetLife, Inc. 2005 Stock and Incentive Compensation
                 Plan.

10.2 Form of Management Performance Share Agreement under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan.